[UNIVERSAL DETECTION TECHNOLOGY]

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            9595 Wilshire Blvd., Suite 700, Beverly Hills, CA 90212 -
           Tel: 310.248.3655 - Fax: 310.273.2662 - www.udetection.com



August 10, 2004



Mr. Clive Dakin
Target Growth Fund Ltd.
c/o Euroba Management Limited
73 Frint Street, 4th Floor
Hamilton Bermuda

       Re: Target Groth Fund Ltd. - Settlement Agreement relating to $200,000.00 Debenture

Dear Mr. Dakin:

This letter shall serve to confirm the agreement between Universal Detection Technology, Inc. ("UDT") and Target Growth Fund Ltd. ("Target"), in connection with the sole Convertible Debenture issued by UDT in favor of Target (the "Debenture").

The parties hereby agree to settle any and all amounts owed in connection with the Debenture for an amount equal to Two Hundred Sixty-One Thousand Dollars ($261,000.00) to be payable as follows:

     a. Twelve (12) consecutive payments of Twelve Thousand Five Hundred Dollars ($12,500,000), payable on the last day of each month commencing on August 31, 2004 and ending on July 31, 2005;
     b. Seventy-Two Thousand Five Hundred Dollars ($72,500.00), payable on July 31, 2005;
     c. Twenty-Two Thousand Five Hundred Dollars ($22,500.00), payable on July 31, 2005 and
     d. A one time interest payment equal to Sixteen Thousand Dollars ($16,000.00), payable on July 31, 2005.

The parties understand and agree that this Agreement contains a full and complete statement of any agreements and understandings regarding resolution of disputes between the parties, and the parties agree that this Agreement supersedes all previous agreements, whether written or oral, express or implied, relating to the subjects covered in this Agreement. The parties also agree that the terms of this Agreement cannot be modified except in a written document signed by both parties.

If the aforementioned is understood, accepted and agreed, please indicate such by affixing your signature as listed below, and together shall represent our complete agreement.

Understood, Accepted, and Agreed To:

Universal Detection Technology, Inc.



By: /s/  Jacques Tizabi                                8/31/04
    ------------------------------------               ------------
Its: Chief Executive Officer                           Dated


Target Growth Fund Ltd.


By: /s/                                                8/31/04
    ------------------------------------               ------------
Title: Attorney-In-Fact